Exhibit 3.1a

SECRETARY OF STATE

SEAL

STATE OF NEVADA

CORPORATE CHARTER

          I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that

          ISPARTA, INC., did on December 8, 1999, file in this office the original Articles of

          Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said  Articles contain all the provisions required by the law of said State of Nevada

                                                                                                    IN WITNESS WHEREOF, I have hereunto set my

                                                                                                    hand and affixed the Great Seal of State, at my office

                                                                                                    in Carson City, Nevada, on December 8, 1999.

                                                                                                                    /s/ Dean Heller

                     SEAL

                                                                                                     By           /s/

                                                                                                                    Certification Clerk

Filing fee: Receipt #: FILED # C3067 DEC 08 1999 IN THE OFFICE OF /s/ Dean Heller DEAN HELLER SECRETARY OF STATE

Articles of Incorporation (PURSUANT TO NRS 78) STATE OF NEVADA Secretary of State

(For filing office use)	(For filing office use)

IMPORTANT: Read instructions on reverse side before completing this form. TYPE OR PRINT (BLANK INK ONLY)

1.	NAME OF CORPORATION:	Isparta, Inc.

2.	RESIDENT AGENT:	(designated resident agent and his STREET ADDRESS IN Nevada where process may be served)

Name of Resident Agent:	Shogun Investment Group, Ltd (Don Bradley)

Street Address:	9116 Covered Wagon	Las Vegas, NV	89117
Street No. Street Name	City	Zip

3.	SHARES: (number of shares corporation is authorized to issue)
Number of shares with par value: 50,000,000 Par Value: .001	Number of shares without par value: -0-

4.	GOVERNING BOARD: shall be styled as (check one) X Directors __ Trustees
The FIRST BOARD OF DIRECTORS shall consist of 1 members and the names and addresses are as follows (attach additional pages if necessary):
Shaun Hadley	6735 Greengrove Dr.	LV, NV 89103
Name	Address	City/State/Zip

Name	Address	City/State/Zip

5.	PURPOSE (optional-see instructions): The purpose of this Corporation shall be:

6.

OTHER MATTERS:  This form includes the minimal statutory requirements to incorporate under NRS 78.  You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction.   Number of pages attached ______

7.	SIGNATURE OF INCORPORATORS: The name and addresses of each of the incorporators signing the articles: (Signatures must be notarized.)
(Attach additional pages if there are more than two incorporators)

Shaun Hadley
Name	Name
6735 Greengrove Dr. Las Vegas, NV 89103
Address	City/State/Zip	Address	City/State/Zip

/s/ Shaun Hadley
Signature	Signature

State of Nevada	County of Clark	State of ______________	County of ___________

This instrument was acknowledged before me on	This instrument was acknowledged before me on
10/29	,1999, by	, 19____,
Shaun Hadley
Name of Person	Name of Person
as incorporator of: Isparta, Inc.	as incorporator of: ______________________
(name of party on behalf of whom instrument was executed)	(name of party on behalf of whom instrument was executed)
/s/ Kathy Norwitz
Notary Public Signature	Notary Public Signature
(affix notary stamp or seal) SEAL	(affix notary stamp or seal)
CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT
Donald Bradley	hereby accept appointment as Resident Agent for the above named corporation
/s/ Donald Bradley	Oct 29, 1999
Signature of Resident Agent	Date

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